SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2005


                     INTEGRATED SECURITY TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                 (State or Other Jurisdiction of Incorporation)

          000-50298                                       98-0376008
    ----------------------                    --------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)


          885 West Georgia Street, Suite 1500, Vancouver, BC, V6C 3E8
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              (Address of Principal Executive Offices)     (Zip Code)

                                (604) 728 - 3004
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              (Registrant's Telephone Number, Including Area Code)

                              IGUANA VENTURES LTD.
                           256 5TH AVENUE, SUITE 1034
                            NEW YORK, NEW YORK 10010
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
          FISCAL YEAR

On July 8, 2005, our Board of Directors approved a resolution to change our fiscal year end from June 30 to August 31. We will file interim financial statements on Form 10-QSB for the periods ending November 30, 2004, February 28, 2005 and May 31, 2005, as well as audited financial statements on Form 10-KSB for the fiscal year ended August 31, 2005.


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Integrated Security Technologies, Inc.
                                          a  Nevada  corporation

                                          By: /s/  Randy  White
                                              ----------------------
                                              Randy White, President



DATED: July 8, 2005

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